                                                                    EXHIBIT 23.1


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 21, 1997 appearing on page F-2 of Nutraceutical International Corporation's Prospectus dated February 19, 1998, constituting part of the Registration Statement on Form S-1 (No. 333-41909).


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Salt Lake City, Utah

April 8, 1998